FORM OF INDEMNITY AGREEMENT


         THIS Agreement is made as of April 24, 1997 by and between Oregon Metallurgical Corporation, an Oregon corporation (the "Corporation"), and _________________________, a director of the Corporation (the "Director").

         WHEREAS, it is essential to the Corporation to retain and attract as directors of the Corporation the most capable persons available and persons who have significant experience in business, corporate and financial matters; and

         WHEREAS, the Corporation has identified the Director as a person possessing the background and abilities desired by the Corporation and desires the Director to serve as a member of its Board of Directors; and

         WHEREAS, corporate litigation subjects directors to expensive and burdensome litigation risks at the same time that adequate coverage of directors' liability insurance may be unavailable; and

         WHEREAS, the Corporation and the Director recognize that serving as a director of a corporation at times calls for subjective evaluations and judgments upon which reasonable persons may differ and that, in that context, it is anticipated and expected that directors of corporations will and do from time to time commit actual or alleged errors or omissions in the good faith exercise of their corporate duties and responsibilities; and

         WHEREAS, it is now and has always been the policy of the Corporation to indemnify its directors to the fullest extent not prohibited by law; and

         WHEREAS, the Restated Articles of Incorporation as amended (the "Articles"), of the Corporation provide for the indemnification of the directors of the Corporation to the fullest extent not prohibited by law, including but not limited to the Oregon Business Corporation Act (the "Act") and the Act expressly provides that the indemnification provisions set forth therein are not exclusive, and thereby contemplates that contracts may be entered into between the Corporation and directors of the Corporation with respect to indemnification of directors; and

         WHEREAS, the Corporation and the Director desire to articulate clearly in contractual form their respective rights and obligations with regard to the Director's service on behalf of the Corporation and with regard to claims for loss, liability, expense or damage which, directly or indirectly, may arise out of or relate to such service.


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         NOW, THEREFORE, the Corporation and the Director agree as follows:

         1.       Agreement to Serve
                  ------------------. The Director shall serve or continue to serve as a director of the Corporation and/or one of more of its subsidiaries for so long as the Director is duly elected or appointed or until the Director tenders a resignation in writing.

         2.       Definitions
                  -----------.  As used in this Agreement:

         (a) The term "Director" includes, unless the context requires otherwise, the estate or personal representative of the Director.

         (b) The term "Proceeding" includes, without limitation, any threatened, pending or completed action, suit or proceeding, whether brought in the right of the Corporation or otherwise, whether of a civil, criminal, administrative, legislative or investigative nature, and whether formal or informal, internal or external, in which the Director may be or may have been involved as a Party, witness or otherwise, by reason of the fact that the Director is or was a director of the Corporation or any of its subsidiaries, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, whether or not serving in such capacity at the time any Liability or Expense is incurred for which exculpation, indemnification or reimbursement can be provided under this Agreement.

         (c) The term "Expenses" includes, without limitation, expenses of investigations, Proceedings or appeals, amounts paid in settlement by the Director, attorney's, accountant and other professional fees and disbursements, any other expenses or disbursements incurred in connection with any Proceeding, and any expenses of establishing a right to indemnification under Section 10 of this Agreement, but shall not include the amount of judgments or fines against the Director.

         (d) The term "Liability" includes, without limitation, the obligation to pay a judgment, settlement, penalty, fine or reasonable Expenses incurred with respect to a Proceeding.

         (e) The term "Party" includes an individual who was, is or is threatened to be made a named defendant or respondent in a Proceeding.

         (f) References to "other enterprise" include, without limitation, employee benefit plans; references to "fines" include, without limitation, any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" include, without limitation, duties imposed on or otherwise involving services by the Director to an employee benefit plan, its participants, or its beneficiaries; and the Director's conduct with respect to an employee benefit plan for a purpose the Director reasonably believed to be in the interests of the participants in and beneficiaries of the plan shall be deemed conduct that is "not opposed to the Corporation's best interests."


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         3. General Indemnity
            -----------------. (a) The Corporation shall indemnify the Director in accordance with the provisions of this Section 3, if the Director is made a Party to any Proceeding because the Director is or was a director against all Liability incurred in such Proceeding if the conduct of the Director was in good faith and the Director reasonably believed that the Director's conduct was in the best interests of the Corporation, or at least not opposed to the Corporation's best interests, and, in the case of any criminal Proceeding, the Director had no reasonable cause to believe that the Director's conduct was unlawful. However, indemnification provided under this Section 3(a), subject to the indemnification restrictions set forth in Section 3(b), in connection with any Proceeding by or in the right of the Corporation is limited to the reasonable Expenses incurred in connection with such Proceeding.

         (b) The Corporation shall not indemnify the Director in accordance with the provisions of this Section 3 in connection with any Proceeding by or in the right of the Corporation in which the Director was adjudged liable to the Corporation or in connection with any other Proceeding charging improper personal benefit to the Director in which the Director was adjudged liable on the basis that personal benefit was improperly received by the Director.

         (c) Pursuant to this Agreement, the Corporation specifically shall, and does, indemnify, to the fullest extent permitted by law, the Director against any and all losses, claims, damages, Liabilities and Expenses, joint or several, (or actions or Proceedings, whether commenced or threatened, in respect thereof) to which the Director may become subject, as a result of serving as a director of the Corporation, under the Securities Act of 1933, the Securities Exchange Act of 1934 or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, and to reimburse them for any legal or other Expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, Liabilities, Expenses or actions arise out or are based upon any untrue statement or alleged untrue statement of a material fact regarding the Corporation, or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4. Indemnification of Expenses of Successful Party
            -----------------------------------------------. Notwithstanding any
other provision of this Agreement and unless limited in the Articles, the Corporation shall indemnify the Director who was wholly successful, on the merits or otherwise, in the defense of any Proceeding to which the Director was a Party because of being a director of the Corporation against reasonable Expenses incurred by the Director in connection with the Proceeding.

         5. Additional Indemnification
            --------------------------. (a) Notwithstanding any limitation in
Section 3, the Corporation shall indemnify the Director to the fullest extent not prohibited by law if the Director is a Party to any Proceeding (including a Proceeding by or in the right of the Corporation to procure a judgment in its favor) involving a claim against the Director for breach of fiduciary duty by the Director against all Liability actually and reasonably incurred by the Director in connection with such Proceeding, provided that no indemnity shall be


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made on account of the Director's conduct which constitutes a breach of the
Director's duty of loyalty to the Corporation or its shareholders, is an act or omission not in good faith or which involves intentional misconduct or a knowing violation of the law, with respect to an unlawful distribution under the Act, or from which the Director derived an improper personal benefit.

         (b) Notwithstanding any limitation in Sections 3 or 5(a), the Corporation shall indemnify the Director if the Director is a Party to any Proceeding (including a Proceeding by or in the right of the Corporation to procure a judgment in its favor) against all Liability actually and reasonably incurred by the Director in connection with such Proceeding to the fullest extent permitted by the Act, including the nonexclusivity provision of ORS 60.414(1) and any successor provision and including any amendments to the Act adopted after the date of this Agreement that may increase the extent to which a corporation may indemnify its directors.

         (c) For purposes of this Agreement, the meaning of the phrase "to the fullest extent not prohibited by law" shall include, but not be limited to:

                  (i) The fullest extent authorized or not prohibited by any changes in the law, including but not limited to any amendments to or replacements of the Act adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its directors; and

                  (ii) The fullest extent authorized by the provision of the Act that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the Act.

         6. Exclusions
            ----------. Notwithstanding any provision in this Agreement, the Corporation shall not be obligated under this Agreement to make any indemnification in connection with any claim made against the Director:

         (a) For which payment is made to or on behalf of the Director under any insurance policy, except with respect to any excess beyond the amount of required payment under such insurance policy, unless payment under such insurance policy is not made after reasonable effort by the Director to obtain payment;

         (b) For any accounting of profits made from the purchase and sale by the Director of securities of the Corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar provision of any state statutory or common law;

         (c) For any transaction from which the Director derived an improper personal benefit;

         (d) If a court having jurisdiction in the matter shall finally determine that such indemnification is not lawful under any applicable statute or public policy (and, in this


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respect, both the Corporation and the Director have been advised that in the opinion of the Securities and Exchange Commission indemnification for liabilities arising under the Securities Act of 1933 is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable and that claims for such indemnification should be submitted to appropriate courts for adjudication unless, in the opinion of counsel, the matter has been settled by controlling precedent); or

         (e) In connection with any Proceeding (or part of any Proceeding) initiated by the Director, or any Proceeding by the Director against the Corporation or its directors, officers, employees or other persons entitled to be indemnified by the Corporation, unless (i) the Corporation is expressly required by law to make the indemnification, (ii) the Proceeding was authorized by the Board of Directors of the Corporation, or (iii) the Director initiated the Proceeding pursuant to Section 10 of this Agreement and the Director is successful in whole or in part in the Proceeding.

         7. Advances of Expenses
            --------------------. The Corporation shall pay for or reimburse the reasonable Expenses incurred by the Director who is a Party to any Proceeding in advance of final disposition if the Director furnishes the
Corporation:

         (a) A written affirmation of the Director's good faith belief that the Director is entitled to be indemnified by the Corporation under this Agreement; and

         (b) A written undertaking, executed personally or on the Director's behalf, to repay the advance if it is ultimately determined that the Director is not entitled to be indemnified by the Corporation under this Agreement. Such undertaking shall be an unlimited general obligation of the Director but need not be secured.

         Advances pursuant to this Section 7 shall be made no later than 10 days after receipt by the Corporation of the affirmation and undertaking described in this Section 7(a) and 7(b), and shall be made without regard to the Director's financial ability to repay the amount advanced and without regard to the Director's ultimate entitlement to indemnification under this Agreement. The Corporation may establish a trust, escrow account or other secured funding source for the payment of advances made and to be made pursuant to this Section 7 or of other Liability incurred by the Director in connection with any Proceeding.

         8. Nonexclusivity and Continuity of Rights
            ---------------------------------------. The indemnification and advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which the Director may be entitled under any article of incorporation, any bylaw, any other agreement, any general or specific action of the Corporation's Board of Directors, any vote of shareholders, the Act or otherwise. The indemnification and advancement of Expenses provided by this Agreement shall continue as to the Director even though the Director may have ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of the Director.


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         9. Procedure Upon Application for Indemnification
            ----------------------------------------------. (a) Any
indemnification under Sections 3, 5 and 7 shall be made no later than 45 days after receipt of the written request of the Director, unless a determination is made within such 45-day period by (a) the Board of Directors by a majority vote of a quorum consisting of directors who were not at the time parties to the applicable Proceeding, (b) if a quorum cannot be obtained, a majority vote of a committee duly designated by the Board of Directors consisting solely of two or more directors not at the time parties to the applicable Proceeding, provided that the Director who is a Party to the applicable Proceeding may participate in designation of such committee, (c) special legal counsel selected by the Board of Directors or its committee or, if a quorum of the Board of Directors cannot be obtained and a committee cannot be designated, the special legal counsel shall be selected by majority vote of the full Board of Directors, including the Director who is a Party to the applicable Proceeding, or (d) the shareholders.

         (b) Authorization of indemnification and evaluation as to reasonableness of Expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of Expenses shall be made by those entitled under this Section 9 to select such counsel.

         10. Enforcement
             -----------. (a) Unless the Corporation's Articles provide otherwise, the Director who is a Party to a Proceeding may apply for indemnification or advances to the court conducting the Proceeding or to another court of competent jurisdiction if (i) the Corporation denies the claim for indemnification or advances, in whole or in part or (ii) the Corporation does not dispose of such claim within the time period required by this Agreement. On receipt of an application, the court after giving any notice the court considers necessary may order indemnification if it determines (i) the Director is entitled to mandatory indemnification under Section 4 of this Agreement or applicable law or (ii) the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the Director met the standard of conduct set forth in this Agreement or was adjudged liable as described in Section 3(b), whether the Liability is based on a judgment, settlement or proposed settlement or otherwise.

             (b) It shall be a defense to any such enforcement action (other than an action brought to enforce a claim for advancement of Expenses pursuant to, and in compliance with, Section 7 of this Agreement) that the Director is not entitled to indemnification under this Agreement. However, except as provided in Section 11 of this Agreement, the Corporation shall have no defense to an action brought to enforce a claim for advancement of Expenses pursuant to
Section 7 of this Agreement if the Director has tendered to the Corporation the affirmation and undertaking required thereunder. The burden of proving by clear and convincing evidence that indemnification is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its committee or special legal counsel) to have made a determination prior to the commencement of such action that indemnification or advancement of Expenses is proper in the circumstances because the Director has met the applicable standard of conduct nor an actual determination by the Corporation (including its Board of Directors, its committee


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or special legal counsel) that indemnification is improper because the Director has not met such applicable standard of conduct shall be a defense to the action or create a presumption that the Director is not entitled to indemnification under this Agreement or otherwise. The Director's Expenses incurred in connection with successfully establishing the Director's right to indemnification or advances, in whole or in part, in any Proceeding shall also be indemnified by the Corporation, whether or not an action to enforce these rights is commenced.

         (c) The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Director is not entitled to indemnification under Sections 3 and 5 of this Agreement.

         11. Notification and Defense of Claim
             ---------------------------------. Not later than 45 days after receipt by the Director of notice of the commencement of any Proceeding, the Director shall, if a claim in respect of the Proceeding is to be made against the Corporation under this Agreement, notify the Corporation of the commencement of the Proceeding. The omission to notify the Corporation shall not relieve the Corporation from any Liability which it may owe to the Director otherwise than under this Agreement. With respect to any Proceeding as to which the Director notifies the Corporation of the commencement:

         (a) The Corporation shall be entitled to participate in the Proceeding at its own expense.

         (b) Except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying Party similarly notified and electing to assume such defense, assume the defense of the Proceeding with legal counsel reasonably satisfactory to the Director. The Director shall have the right to use separate legal counsel in the Proceeding, but the Corporation shall not be liable to the Director under this Agreement, including Section 7 above, for the fees and expenses of separate legal counsel incurred after notice from the Corporation of its assumption of the defense, unless (i) the Director reasonably concludes that there may be a conflict of interest between the Corporation and the Director in the conduct of the defense of the Proceeding or
(ii) the Corporation does not use legal counsel to assume the defense of such Proceeding. The Corporation shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Corporation or as to which the Director shall have made the conclusion provided for in (i) above.

         (c) If two or more persons who may be entitled to indemnification from the Corporation, including the Director, are parties to any Proceeding, the Corporation may require the Director to use the same legal counsel as the other parties. The Director shall have the right to use separate legal counsel in the Proceeding, but the Corporation shall not be liable to the Director under this Agreement, including Section 7 above, for the fees and Expenses of separate legal counsel incurred after notice from the Corporation of the requirement to use the same legal counsel as the other parties, unless the Director reasonably concludes that there may be a conflict of interest between the Director and any


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of the other parties required by the Corporation to be represented by the same legal counsel.

         (d) The Corporation shall not be liable to indemnify the Director under this Agreement for any amounts paid in settlement of any Proceeding effected without its written consent, which shall not be unreasonably withheld. The Director shall permit the Corporation to settle any Proceeding that the Corporation assumes the defense of, except that the Corporation shall not settle any action or claim in any manner that would impose any penalty or limitation on the Director or be otherwise prejudicial to his or her best interests without the Director's written consent.

         12. Partial Indemnification
             -----------------------. If the Director is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Liability actually and reasonably incurred by the Director in connection with such Proceeding, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Director for the portion of such Liability to which the Director is entitled.

         13. Severability
             ------------. If this Agreement or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the remainder of this Agreement shall continue to be valid and the Corporation shall nevertheless indemnify the Director as to any Liability with respect to any Proceeding, to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any other applicable law.

         14. Subrogation
             -----------. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Director. The Director shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to enforce such rights.

         15. Notices
             -------. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) upon delivering by hand to the Party to whom the notice or other communication shall have been directed, or (b) on the third business day after the date on which it is mailed by certified or registered mail with postage prepaid, addressed as follows:

         (i) If to the Director, to the address indicated on the signature page of this Agreement.

         (ii) If to the Corporation, to

                           530 S.W. 34th Avenue
                           Albany, Oregon 97321

         or to any other address as either party may designate to the other in writing.


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         16. Counterparts
             ------------. This Agreement may be executed in any number of counterparts, each of which shall constitute the original.

         17. Applicable Law
             --------------. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Oregon without regard to the principles of conflict of laws.

         18. Successors and Assigns
             ----------------------. This Agreement shall be binding upon the Corporation and its successors and assigns.

         19. Business Transactions
             ---------------------. The Corporation agrees that it shall not effect any Triggering Event (as defined in the Rights Agreement dated as of December 12, 1996) which has not been approved by the Continuing Directors (as defined in the Rights Agreement dated December 12, 1996) of the Corporation, unless the other party to the transaction agrees in writing to (a) use its best efforts to maintain for the subsequent two year period any and all directors' liability insurance in effect prior to any discussion or announcement relating to such Triggering Event and (b) assume all obligations of the Corporation under this Agreement and indemnify the Director and advance Expenses in accordance with this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and signed as of the day and year first above written.

CORPORATION:                                DIRECTOR:


_______________________________________     ____________________________________
Carlos E. Aguirre, President
                                            ____________________________________
                                            Address

                                            ____________________________________



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